Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
August, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  7.02%
      August, 1997  7.92%
      July, 1997  6.87%
      June, 1997  6.27%


Cash Yield                                              23.00%

Investor Charge Offs                                    5.84%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 5.05%

Seller's Interest                                       17.77%

Total Payment Rate                                      10.45%

Total Principal Balance                                $6,060,189,069.48

Investor Participation Amount                          $166,666,666.64

Seller Participation Amount                            $1,076,855,736.20